UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2012

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	2

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	19

Financial Statements	23

Financial Highlights	26

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	43

Other Information	44

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectuses.

The Goldman Sachs Enhanced Dividend Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds. The Portfolio is intended for investors who want current income. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds, which employ call writing strategies and have an emphasis on dividend paying stocks. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs High Yield Fund or other fixed income securities. The Portfolio may also engage in short selling. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

The Portfolio is subject to the risk factors of the Underlying Funds in direct proportion to its investments in those Underlying Funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, as well as the allocation among those Underlying Funds by the Investment Adviser. An Underlying Fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the Underlying Funds in which the Portfolio invests, and the size of the investments in the Underlying Funds, may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Tax-Advantaged Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds. The Portfolio is intended for investors who wish to minimize short-term gains and defer long-term gains. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs High Yield Fund or other fixed income securities. The Portfolio may also engage in short selling. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. No assurance can be offered that the Portfolio’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Portfolio to shareholders.

The Portfolio is subject to the risk factors of the Underlying Funds in direct proportion to its investments in those Underlying Funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, as well as the allocation among those Underlying Funds by the Investment Adviser. An Underlying Fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the Underlying Funds in which the Portfolio invests, and the size of the investments in the Underlying Funds, may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ net assets plus any borrowings for investment purposes will be allocated among the Underlying Funds which invest primarily in equity securities, including U.S. large-cap, U.S. small-cap and international exposures, to seek capital appreciation. The Portfolios may also invest directly in other securities or instruments, including unaffiliated exchange-traded funds, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade bonds.

Market Review

Shifting investor sentiment drove the performance of the equity and fixed income markets during the 12 months ended August 31, 2012 (the “Reporting Period”).

Equity Markets

After a weak start, U.S. equities overall generated double-digit gains for the Reporting Period as a whole. International equity markets — despite some dramatic gains and losses — ended the Reporting Period virtually flat.

The U.S. equity market began the Reporting Period in September 2011 with a decline, capping an extraordinarily volatile third quarter. Market sentiment was dominated by increasing investor concern about the U.S. economy and sovereign debt issues. Meanwhile, worries about Europe’s sovereign debt crisis and a global economic slowdown forced sharp declines in international equities. Overall, the prospect of contagion from a Greek sovereign debt default and the lack of agreement on a solution amongst European leaders weighed on global equity markets, including the U.S. equity market, early in the Reporting Period.

In addition, Standard & Poor’s Ratings — for the first time in the history of its ratings — downgraded U.S. sovereign debt from AAA, sending a shock through the global equity markets. Markets were further shaken by the Federal Reserve Board’s (the “Fed”) announcement of a plan for additional monetary easing by attempting to “twist” the yield curve, or spectrum of U.S. Treasury maturities, on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through its Operation Twist program, the Fed said it would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. The equity markets rallied back in October following a preliminary plan to resolve the European sovereign debt crisis. U.S. stocks also benefited from news the U.S. economy had grown at a 2.5% annualized rate in the third quarter of 2011, according to the advance estimate released by the Bureau of Economic Analysis.

MARKET REVIEW

For the remainder of 2011, the U.S. equity market was virtually flat, as some improving economic indicators were offset by other challenges. These challenges included Standard and Poor’s downgrading on several large banks and the Congressional budget deficit supercommittee’s failure to come to agreement on spending cuts. For their part, international equity markets stumbled, as debate over the fate of the European Union (“EU”) intensified. The Greek and Italian governments were replaced by technocrats; credit conditions tightened for banks; and yields on Italian and Spanish government debt hovered near unsustainable levels. Japan announced its economy had grown at an annualized pace of 6% during the third quarter. Nevertheless, the Japanese equity market struggled as Japanese companies experienced meaningful production disruption from severe flooding in Thailand, and the fallout from a corporate scandal weighed on its fourth quarter 2011 performance.

During the first quarter of 2012, the U.S. equity market rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Fed reduced its outlook for near-term economic growth was offset by its commitment to low interest rates until at least late 2014. Fourth quarter 2011 U.S. Gross Domestic Product (“GDP”) growth was revised up from 2.8% to 3%. Strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high in February. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

Meanwhile, and in spite of downgrades of European sovereign debt by Standard & Poor’s Ratings, international equity markets reflected improved sentiment that a financial crisis would be averted through liquidity provided by the European Central Bank’s (“ECB”) longer-term refinancing operation (“LTRO”) and the proposal of an EU “fiscal compact.” Japanese equities rallied as the yen weakened significantly versus the U.S. dollar following the Bank of Japan’s surprise monetary policy easing, which was to be accomplished through increased asset purchases.

By April, optimism about Europe had given way to fear of an EU break-up, a sentiment that would last into June. The changing political landscape in Europe unnerved European equity markets, and concern intensified about the health of Spanish banks and a Greek exit from the EU. Despite additional easing by the Bank of Japan, the yen strengthened versus the U.S. dollar, putting pressure on Japanese equities. In the U.S., equities retreated during April and May amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter GDP estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Europe’s troubles and disappointing economic reports from faster growing regions of the world also renewed fears of a global economic slowdown. Investors’ gloomy mood prevailed into June as Spain’s banking system required a bailout and Moody’s Investors Service downgraded 15 international banks. However, global equity markets, including the U.S. equity market, rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks.

MARKET REVIEW

U.S. and international equities made further gains in July and August. In August, for example, the Standard & Poor’s 500® Index (the “S&P 500 Index”) reached its highest level since May 2008. The U.S. reported modest second quarter GDP growth of 1.5% amidst evidence of a still sluggish labor market. However, further evidence of a housing recovery emerged, including increases in home sales and prices, buoying investor confidence. In Europe, several manufacturing surveys disappointed; Spanish bond yields hit 7.75% on wider bailout fears; and Moody’s Investors Service put virtually all remaining AAA-rated European countries on watch. However, the ECB cut its main lending rate to a record low 0.75%, and the European equity markets reacted positively to ECB president Mario Draghi’s strong statements in support of the euro and the ECB’s willingness to take action, anticipating further new action and details from the ECB’s September meeting. The Japanese equity market declined late in the Reporting Period on disappointing GDP growth of 0.3% for the fourth quarter, an increasing trade deficit and the possibility that an unpopular consumption tax would be passed.

For the Reporting Period overall, the S&P 500 Index (with dividends reinvested) recorded a double-digit gain of 18.00% and the Russell 3000® Index generated a return of 17.03%. From a capitalization perspective, U.S. large-cap companies performed best. U.S. small-cap stocks and mid-cap stocks followed, generating similar returns as each other. Growth stocks and value stocks performed in line with each other in the large-cap segment of the U.S. equity market; while value stocks outpaced growth stocks in the small-cap and mid-cap segments of the U.S. equity market. (All as measured by Russell Investments indices.) While all sectors made gains during the Reporting Period, the telecommunication services, information technology and consumer discretionary sectors posted the strongest returns. Materials and energy lagged the broader U.S. equity market most during the Reporting Period on concerns of slowing global economic growth.

The international equity markets, as represented by the MSCI EAFE Index (net), returned -0.04% during the Reporting Period. The materials sector declined sharply on concern that the global economy was slowing, while defensive sectors such as consumer staples and health care outperformed.

Fixed Income Markets

Riskier non-U.S. Treasury sectors, including high yield and investment grade corporate bonds, generally outperformed U.S. Treasuries during the Reporting Period. The benchmark 10-year U.S. Treasury yield fell to 1.55% at the end of August 2012, down from 2.22% at the end of August 2011.

When the Reporting Period began, riskier fixed income sectors were under pressure, as U.S. government bonds rallied in response to concern that the U.S. and Europe were headed back into recession. High yield corporate bonds significantly underperformed U.S. Treasuries in September 2011. With economic growth slowing and markets under stress, the Fed opted for further stimulus at its September meeting. Through Operation Twist, the Fed said it would extend the maturity of its portfolio of securities by selling $400 billion in short-term U.S. Treasuries and buying the same amount of longer-term U.S. Treasuries.

MARKET REVIEW

The fourth quarter of 2011 was particularly volatile for the fixed income markets. In October, spread, or non-U.S. Treasury, sectors, performed well. U.S. economic data were more consistently above forecast, and third quarter GDP was the strongest year to date at an annualized rate of 2.5%. October’s nonfarm payrolls showed the addition of 80,000 jobs, and the unemployment rate ticked down to 9%. As a result, the market showed willingness to take on some risk. For example, high yield corporate bonds outperformed U.S. Treasuries in October by 6.30%. However, the spike in riskier asset prices was short-lived as U.S. Treasuries rallied in November and spread sectors underperformed. In our view, two key factors drove this volatility: uncertainty about the global growth outlook and escalation of the European sovereign debt crisis.

Risk appetite rebounded more decisively in December around the ECB’s announcement that it would offer banks an unlimited amount of low-cost, three-year loans. Participation was stronger than markets had anticipated, with 489 billion of total borrowing. The ECB loans significantly reduced concerns about bank solvency. With further gains in U.S. economic data, including stronger than expected manufacturing and employment reports, riskier asset classes rallied. Investment grade corporate bonds, for example, outpaced U.S. Treasuries by 0.99% in December.

The outperformance of riskier asset classes continued through March 2012, supported by the Fed’s accommodative policy and a continued trend of improving economic data. U.S. manufacturing activity expanded, and the January nonfarm payrolls report of 243,000 new jobs was much stronger than anticipated. Previous months’ job gains were revised upward, and the unemployment rate slid to a three-year low of 8.3%. Consumer spending hit a seven-month high, and March’s consumer confidence survey was the strongest it had been in more than a year. Despite the favorable risk environment, persistently strong demand for core government bonds prevented any substantial increase in U.S., Japanese and German yields.

Economic data softened in April, slowing the strong rally in riskier asset classes. Nonfarm payrolls were below expectations, with just 115,000 new jobs, and there was a small drop in unemployment, to 8.1%. In May, government yields in the U.S. and Germany fell to multi-decade lows. Ten-year U.S. Treasury yields and 10-year U.K. government bond yields ended the month at 1.56% and 1.57%, respectively. German 10-year bund yields fell 46 basis points to a near-record low of 1.20%. Japan’s 10-year government bond yield ended the month down 8 basis points. (A basis point is 1/100th of a percentage point.) May was also a tough month for riskier assets, with emerging market sovereign bonds underperforming U.S. Treasuries by more than 5%. U.S. nonfarm payrolls increased by 69,000 jobs, less than half the expected gain. The jobs data boosted market expectations for additional quantitative easing by the Fed.

Risk assets outperformed U.S. Treasuries in June and through the remainder of the Reporting Period, as investors sought higher yields in the low interest rate environment. On August 17th, the U.S. Treasury announced it would take steps to expedite the winding down of Fannie Mae and Freddie Mac, with the aim of shrinking the U.S. government’s role in the mortgage market. Market expectations for more quantitative easing by the Fed also increased in August in response to minutes from the August meeting and Fed Chairman Bernanke’s speech at Jackson Hole. Though overall U.S. economic growth remained sluggish, the second quarter 2012 S&P/Case-Shiller Home Price Index showed the strongest quarter-to-quarter gain since the index’s inception in 2006.

MARKET REVIEW

Over the Reporting Period as a whole, higher yielding sectors generally outperformed U.S. Treasuries. In the U.S. fixed income market, high yield corporate bonds outperformed the most, with the Barclays U.S. High Yield Bond Index (2% Cap) rising 13.80%. U.S. mortgage-backed securities were the weakest performers, with the Barclays U.S. Securitized Index gaining 4.04% during the Reporting Period. The global fixed income market, as represented by the Barclays Global Aggregate Bond Index (U.S. dollar hedged), returned 1.58% during the Reporting Period. Emerging markets debt, as represented by the JP Morgan EMBI Global Diversified Index, returned 12.48%. Local emerging markets debt, as measured by the J.P. Morgan GBI-EM Global Diversified Index (U.S. dollar hedged), declined 1.00%.

Looking Ahead

We expect U.S. economic growth to remain modest at around 2%, but we see fewer downside risks and more upside potential for growth in 2013. In our opinion, much of the slowdown during the Reporting Period was due to caution in the corporate sector about uncertainties in Europe, the U.S. election and the potential for significant fiscal tightening in 2013 (the so-called “fiscal cliff”). We think most of these sources of uncertainty will decline in the months ahead.

In Europe, the ECB has introduced a new bond buying program that we believe significantly reduces the risk of another 2008-type financial crisis that could potentially flow through to the global economy and financial markets. In the U.S., the November election — regardless of outcome — will reduce uncertainty and we expect fiscal cliff issues to be resolved near year end or shortly thereafter. Corporations have benefited from strong profits, which have served as “self-insurance” against these uncertainties. However, as profit growth slows and uncertainties about the fiscal cliff decline, we think corporate investment and hiring will pick up. In addition, the U.S. housing market continues to recover and the Fed’s easing measures should add additional support. Construction and home-related purchases could also provide a boost to the U.S. economy in 2013.

The economic and market forecasts presented herein are for informational purposes as of the date of this presentation. There can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A

During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 8.51% and 8.79%, respectively. These returns compare to the 10.13% average annual total return of the Enhanced Dividend Global Equity (“EDGE”) Composite Index (“EDGE Composite Index”) over the same time period. The EDGE Composite Index is comprised of the Barclays U.S. Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America® (30%) and the Russell 3000® Index (60%).

The components of the Portfolio’s blended benchmark generated average annual total returns of 5.76%, 6.20% and 16.96% for the Barclays U.S. Aggregate Bond Index, the MSCI ACWI, ex North America® and the Russell 3000® Index, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Although tactical asset allocation decisions contributed positively to relative results, the Portfolio underperformed the EDGE Composite Index during the Reporting Period. In keeping with its investment process, the Portfolio had a significant percentage of its equity allocation invested in two Underlying Funds, the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which each employ call writing strategies and have an emphasis on dividend paying stocks. As stock markets appreciated during the Reporting Period, the index call writing strategy of both these Underlying Funds detracted from the Portfolio’s performance.

Security selection within the Underlying Funds detracted from the Portfolio’s returns. In addition to the two Underlying Funds mentioned above, another of the five Underlying Funds we use to implement our strategic allocation decisions underperformed its benchmark index. Two of the Underlying Funds we use to implement our strategic allocation decisions outperformed their respective benchmark indices during the Reporting Period.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	The implementation of our tactical views contributed positively to performance. The Portfolio was underweight U.S. investment grade bonds. It was overweight U.S. high yield corporate bonds. Although U.S. high yield corporate spreads, or yield differentials to U.S. Treasuries, were wide, we considered the risk/reward potential of the asset class compelling as corporate fundamentals remained supportive and investors continued to search for yield.

The Portfolio was overweight the U.S. banking sector through an ETF, which appreciated in value during the Reporting Period. We believed U.S. banks had attractive valuations and an improving fundamental outlook and could potentially benefit from supportive market technicals. Also, we thought the prices of U.S. bank stocks could rise as negative investor sentiment dissipated.

In addition, the Portfolio was overweight the European and Japanese equity markets. European stock valuations are very attractive and well within the lower quartile of their historical levels on both an absolute basis and relative to U.S. stocks. Investor sentiment towards the European equity market is very negative, which we view as a contrarian positive, particularly at a time when technical factors, such as momentum, have become more supportive of European stocks. The Portfolio was overweight Japanese equities because we believed their valuations were attractive. Additionally, fundamentals had improved faster than expected, the sentiment of foreign investors was growing more positive and we had seen an improving trend in market technicals. Furthermore, Japanese stocks had been trading at a discount to their own historical performance and relative to U.S. and international stocks. The Portfolio’s weightings in the European and Japanese equity markets were implemented through investment in stock futures. A stock future, which is traded on an exchange, is a contract that obligates a buyer to purchase stock at a predetermined future date and price.

PORTFOLIO RESULTS

The Portfolio purchased Financial Times Stock Exchange 100 share index (FTSE 100) dividend futures, implemented through equity swap contracts. The dividend futures market allows investors to take a view on the amount of dividends that a specific company or index of companies will pay over the course of a calendar year. A dividend future is attractive when its current price is less than the present value of dividends expected to be received in the future, which we believe is the case for 2013 dividend futures on the FTSE 100.

In addition, because we see several sources of downside risk to the stocks in the S&P 500® Index, the Portfolio had an allocation to December 2012 S&P 500® Index put options. (S&P 500® Index put options have an underlying value that is equal to the full value on the day of purchase of the S&P® 500 Index.) The potential downside risks include a ruling by the German constitutional court on the European Stability Mechanism (ESM), uncertainty about how the ECB might intervene in the EU financial crisis, the U.S. Presidential election, the outcome of the fiscal cliff debate and whether or not China’s economy can avoid a hard landing. The U.S. economy, and by extension the U.S. equity market, is likely to be more vulnerable to these risks, particularly given the strong performance of the S&P 500® Index between January 2012 and through the end of the Reporting Period. Of course, should the S&P 500® Index rise, the position could ultimately hurt performance.

Through an allocation to the Goldman Sachs Local Emerging Markets Debt Fund, we adopted an overweighted position in local currency sovereign debt. The underlying currencies in the JP Morgan GBI-EM Global Diversified Index (U.S. dollar hedged) had depreciated, and in our opinion, valuations were attractive.

The Portfolio had a long position in the Chinese renminbi, which we accomplished by the purchase of forward foreign currency contracts. In our view, China should experience a soft economic landing, that is, should avoid a recession. We also expect the renminbi to continue appreciating between 4% and 6% annually, which should serve to both contain inflation and blunt protectionist pressures in China.

In addition, the Portfolio held a short position in the euro and a long position in the U.S. dollar, which we implemented through the purchase of forward foreign currency contracts. Our goal was to mitigate risk to the Portfolio as investor sentiment fluctuated in response to Europe’s financial problems and the reactive, incremental policymaking of European leaders.

These tactical allocations contributed to the Portfolio’s results during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

Three of the five of the Underlying Funds we use to express our strategic views within the Portfolio underperformed their respective benchmark indices during the Reporting Period. Two of the Underlying Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend Fund — were those in which the Portfolio invested a significant percentage of its equity allocation. The Goldman Sachs U.S. Equity Dividend and Premium Fund underperformed its benchmark the S&P 500® Index (with dividends reinvested), by approximately -1.86%. The Goldman Sachs International Equity Dividend and Premium Fund underperformed its benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, by approximately -2.86% during the Reporting Period. The Goldman Sachs Structured Small Cap Fund also underperformed its benchmark index. Those Underlying Funds that outperformed their respective benchmark indices during the Reporting Period were the Goldman Sachs Structured International Small Cap Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund.

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, these Underlying Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Funds are likely to trail their respective benchmark indices. Although the Underlying Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

The U.S. and international equity markets rose during the Reporting Period and the call writing strategy of both Underlying Funds detracted from performance as call options were exercised.

The economic and market forecasts presented herein are for informational purposes as of the date of this presentation. There can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A

The Portfolio used equity index futures, equity swap contracts and equity index options. Equity index futures were used to implement our views on the Japanese and European stock markets. Equity swap contracts were used to implement the Portfolio’s tactical tilt in FTSE 100 index futures. Equity index options were used to implement the Portfolio’s position in S&P 500® Index put options. We used forward foreign currency exchange contracts to adopt a long position in the U.S. dollar and a short position in the euro. We also used forward foreign currency exchange contracts to take a long position in the Chinese renminbi. In addition, some of the Portfolio’s Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A

In September, October and December, we increased the Portfolio’s overweight position in U.S. high yield corporate bonds through an allocation to the Goldman Sachs High Yield Fund. At the same time, we reduced the Portfolio’s allocation to investment-grade fixed income through the Goldman Sachs Core Fixed Income Fund. In June 2012, we increased the Portfolio’s existing overweight in the U.S. banking sector through an ETF. We adopted an overweight in the European equity market through the purchase of stock futures during December 2011 through March 2012 and then again in May. In February, we shifted some of the funding source for the Portfolio’s Japanese equity tilt from fixed income to U.S. equities. At the end of March 2012, we added a position in FTSE 100 index dividend futures. In August, we purchased December 2012 S&P 500® Index put options at a strike price of 1400. Through an allocation to the Goldman Sachs Local Emerging Markets Debt Fund, we shifted the Portfolio in October 2011 from an underweighted position to an overweight in local currency sovereign debt. Also in October 2011, we added an allocation to the Chinese renminbi, which we accomplished by the purchase of forward foreign currency contracts. In addition, through the purchase of forward foreign currency contracts, we moved the Portfolio to a short position in the euro and a long position in the U.S. dollar. We removed this tactical tilt at the end of April 2012.

Q	What was the Portfolio’s tactical view and strategy for the months ahead?

A

As of August 31, 2012, the Portfolio — through its holdings in equity index futures — was overweight the Japanese and European stock markets. It was overweight large-cap U.S. bank stocks through an investment in an ETF. The Portfolio held a position in FTSE 100 index dividend futures and S&P 500® Index put options. In fixed income, through allocations to the Underlying Funds, the Portfolio held an overweighted position in high yield securities and an underweighted position in investment grade securities. It was overweight local emerging markets debt relative to the EDGE Composite Index. At the end of the Reporting Period, through forward foreign currency exchange contracts, the Portfolio held a long position in the Chinese renminbi.

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]
Class A	8.51%	10.13%
Institutional	8.79	10.13

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The EDGE Composite Index is comprised of the Barclays U.S. Aggregate Bond Index (10%), the MSCI ACWI Index, ex North America® (30%) and the Russell 3000® Index (60%). The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-7.75%	-0.05%	4/30/08
Institutional	-2.01	1.74	4/30/08

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.42%	1.55%
Institutional	1.02	1.15
[4]

The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2012, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 8/31/12[5]
Class A Shares	One Year	Since Inception (4/30/08)
Returns before taxes*	2.53%	0.60%
Returns after taxes on distributions**	1.95	0.15
Returns after taxes on distributions*** and sale of Portfolio shares	2.04	0.39

[5]

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI), ex North America (“MSCI ACWI Index”)), are also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	8.51%	1.92%
Including sales charges	2.53%	0.60%

Institutional Shares (Commenced April 30, 2008)	8.79%	2.33%

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A

During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 10.52% and 11.02%, respectively. These returns compare to the 10.13% average annual total return of the Tax-Advantaged Global (“TAG”) Composite Index (“TAG Composite Index”) over the same time period. The TAG Composite Index is comprised of the Barclays U.S. Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America® (30%) and the Russell 3000® Index (60%).

The components of the Portfolio’s blended benchmark generated average annual total returns of 5.76%, 6.20% and 16.96% for the Barclays U.S. Aggregate Bond Index, the MSCI ACWI, ex North America® and the Russell 3000® Index, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio outperformed the TAG Composite Index during the Reporting Period, primarily as a result of our tactical asset allocation decisions. Security selection within the Underlying Funds also added modestly to the Portfolio’s relative returns. Three of the Portfolio’s four Underlying Funds, which we use to implement our strategic allocation decisions, outperformed their respective benchmark indices.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A	The implementation of our tactical views contributed positively to performance. The Portfolio was underweight U.S. investment grade bonds. It was overweight U.S. high yield corporate bonds. Although U.S. high yield corporate spreads, or yield differentials to U.S. Treasuries, were wide, we considered the risk/reward potential of the asset class compelling as corporate fundamentals remained supportive and investors continued to search for yield.

The Portfolio was overweight the U.S. banking sector through an ETF, which appreciated in value during the Reporting Period. We believed U.S. banks had attractive valuations and an improving fundamental outlook and could potentially benefit from supportive market technicals. Also, we thought the prices of U.S. bank stocks could rise as negative investor sentiment dissipated.

In addition, the Portfolio was overweight the European and Japanese equity markets. European stock valuations are very attractive and stand well within the lower quartile of their historical levels on both an absolute basis and relative to U.S. stocks. Investor sentiment towards the European equity market is very negative, which we view as a contrarian positive, particularly at a time when technical factors, such as momentum, have become more supportive of European stocks. The Portfolio was overweight Japanese equities because we believed their valuations were attractive. Additionally, fundamentals had improved faster than expected, the sentiment of foreign investors was growing more positive and we had seen an improving trend in market technicals. Furthermore, Japanese stocks had been trading at a discount to their own historical performance and relative to U.S. and international stocks. The Portfolio’s weightings in the European and Japanese equity markets were implemented through investment in stock futures. A stock future, which is traded on an exchange, is a contract that obligates a buyer to purchase stock at a predetermined future date and price.

The Portfolio purchased Financial Times Stock Exchange 100 share index (FTSE 100) dividend futures, implemented through equity swap contracts. The dividend futures market allows investors to take a view on the amount of dividends that a specific company or index of companies will pay over the course of a calendar year. A dividend future is attractive when its current price is less than the present value of dividends expected to be received in the future, which we believe is the case for 2013 dividend futures on the FTSE 100.

PORTFOLIO RESULTS

In addition, because we see several sources of downside risk to the stocks in the S&P 500® Index, the Portfolio had an allocation to December 2012 S&P 500® Index put options. (S&P 500® Index put options have an underlying value that is equal to the full value on the day of purchase of the S&P 500® Index.) The potential downside risks include a ruling by the German constitutional court on the European Stability Mechanism (ESM), uncertainty about how the ECB might intervene in the EU financial crisis, the U.S. Presidential election, the outcome of the fiscal cliff debate and whether or not China’s economy can avoid a hard landing. The U.S. economy, and by extension the U.S. equity market, is likely to be more vulnerable to these risks, particularly given the strong performance of the S&P 500® Index between January 2012 and through the end of the Reporting Period. Of course, should the S&P 500® Index rise, the position could ultimately hurt performance.

Through an allocation to the Goldman Sachs Local Emerging Markets Debt Fund, we adopted an overweighted position in local currency sovereign debt. The underlying currencies in the JP Morgan GBI-EM Global Diversified Index (U.S. dollar hedged) had depreciated, and in our opinion, valuations were attractive.

The Portfolio had a long position in the Chinese renminbi, which we accomplished by the purchase of forward foreign currency contracts. In our view, China should experience a soft economic landing, that is, should avoid a recession. We also expect the renminbi to continue appreciating between 4% and 6% annually, which should serve to both contain inflation and blunt protectionist pressures in China.

In addition, the Portfolio held a short position in the euro and a long position in the U.S. dollar, which we implemented through the purchase of forward foreign currency contracts. Our goal was to mitigate risk to the Portfolio as investor sentiment fluctuated in response to Europe’s financial problems and the reactive, incremental policymaking of European leaders.

These tactical allocations contributed positively to the Portfolio’s results during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

Three of the four of the Underlying Funds we use to implement our strategic allocation decisions within the Portfolio outperformed their respective benchmark indices. These Underlying Funds were the Goldman Sachs Structured International Small Cap Fund, the Goldman Sachs Structured Emerging Markets Equity Fund and the Goldman Sachs Structured Tax-Managed Equity Fund. The Goldman Sachs Structured Tax-Managed Equity Fund outperformed its benchmark, the Russell 3000® Index, by approximately 0.22%. The Goldman Sachs Structured International Tax-Managed Equity Fund underperformed its benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, by approximately -0.72% during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A

The Portfolio used equity index futures, equity swap contracts and equity index options. Equity index futures were used to implement our views on the Japanese and European stock markets. Equity swap contracts were used to implement the Portfolio’s tactical tilt in FTSE 100 index futures. Equity index options were used to implement the Portfolio’s position in S&P 500® Index put options. We used forward foreign currency exchange contracts to adopt a long position in the U.S. dollar and a short position in the euro. We also used forward foreign currency exchange contracts to take a long position in the Chinese renminbi. In addition, some of the Portfolio’s Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

The economic and market forecasts presented herein are for informational purposes as of the date of this presentation. There can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

PORTFOLIO RESULTS

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A

In September, October and December, we increased the Portfolio’s overweight position in U.S. high yield corporate bonds through an allocation to the Goldman Sachs High Yield Fund. At the same time, we reduced the Portfolio’s allocation to investment-grade fixed income through the Goldman Sachs Core Fixed Income Fund. In June 2012, we increased the Portfolio’s existing overweight in the U.S. banking sector through an ETF. We adopted an overweight position in the European equity market through the purchase of stock futures during December 2011 through March 2012 and then again in May. In February, we shifted some of the funding source for the Portfolio’s Japanese equity tilt from fixed income to U.S. equities. At the end of March 2012, we added a position in FTSE 100 index dividend futures. In August, we purchased December 2012 S&P 500® Index put options at a strike price of 1400. Through an allocation to the Goldman Sachs Local Emerging Markets Debt Fund, we shifted the Portfolio in October 2011 from an underweighted position to an overweight in local currency sovereign debt. Also in October 2011, we added an allocation to the Chinese renminbi, which we accomplished by the purchase of forward foreign currency contracts. In addition, through the purchase of forward foreign currency contracts, we moved the Portfolio to a short position in the euro and a long position in the U.S. dollar. We removed this tactical tilt at the end of April 2012.

Q	What was the Portfolio’s tactical view and strategy for the months ahead?

A

As of August 31, 2012, the Portfolio — through its holdings in equity index futures — was overweight the Japanese and European stock markets. It was overweight large-cap U.S. bank stocks through an investment in an ETF. The Portfolio held a position in FTSE 100 index dividend futures and S&P 500® Index put options. In fixed income, through allocations to the Underlying Funds, the Portfolio held an overweighted position in high yield securities and an underweighted position in investment grade securities. It was overweight local emerging markets debt relative to the TAG Composite Index. At the end of the Reporting Period, through forward foreign currency exchange contracts, the Portfolio held a long position in the Chinese renminbi.

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]
Class A	10.52%	10.13%
Institutional	11.02	10.13

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The TAG Composite Index is comprised of the Barclay’s U.S. Aggregate Bond Index (10%), the MSCI ACWI Index, ex North America® (30%) and the Russell 3000® Index (60%). The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-7.84%	-1.14%	4/30/08
Institutional	-2.10	0.63	4/30/08

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.37%
Institutional	0.91	0.97

[4]

The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 8/31/12[5]
Class A Shares	One Year	Since Inception (4/30/08)
Returns before taxes*	4.48%	-0.31%
Returns after taxes on distributions**	4.32	-0.57
Returns after taxes on distributions*** and sale of Portfolio shares	3.28	-0.33

[5]

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns	Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**Returns	After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***Returns	After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI), ex North America (“MSCI ACWI Index”)), are also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	10.52%	0.99%
Including sales charges	4.48%	-0.31%

Institutional Shares (Commenced April 30, 2008)	11.02%	1.42%

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2012

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 96.3%
Equity – 90.3%
9,934,848	Goldman Sachs U.S. Equity Dividend and Premium Fund	$101,335,445
7,327,275	Goldman Sachs International Equity Dividend and Premium Fund	48,799,649
1,462,825	Goldman Sachs Structured Small Cap Equity Fund	19,616,486
953,630	Goldman Sachs Structured Emerging Markets Equity Fund	7,648,114
742,906	Goldman Sachs Structured International Small Cap Fund	5,868,954

		183,268,648

Fixed Income – 6.0%
1,456,269	Goldman Sachs High Yield Fund	10,572,514
183,568	Goldman Sachs Local Emerging Markets Debt Fund	1,710,855
502	Goldman Sachs Core Fixed Income Fund	5,371

		12,288,740

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 96.3%
(Cost $169,717,300)		$195,557,388

Contracts	Strike Price	Expiration Date	Value
Option Purchased – 0.2%
S&P 500 Index Put Option
58	$1,400	12/22/12	$324,916
(Cost $312,156)

Shares	Description	Value
Exchange Traded Fund – 1.3%
117,860	SPDR S&P Bank Fund	$2,662,457
(Cost $2,538,624)

TOTAL INVESTMENTS – 97.8%
(Cost $172,568,080)		$198,544,761

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		4,481,102

NET ASSETS – 100.0%		$203,025,863

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
CNY	—Chinese Yuan
GBP	—British Pound
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At August 31, 2012, the Portfolio had the following forward foreign currency exchange contract:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Capital Services, Inc.	CNY/USD	09/19/12	$1,701,679	$3,699

FUTURES CONTRACTS — At August 31, 2012, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	143	September 2012	$4,381,521	$543,664
Nikkei 225 Index	76	September 2012	3,380,100	196,381
TOTAL				$740,045

TOTAL RETURN SWAP CONTRACT — At August 31, 2012, the Portfolio had the following swap contract:

Counterparty	Notional Amount (000’s)	Reference Security	Termination Date	Unrealized Gain (Loss)(b)
Morgan Stanley & Co. International	GBP 565	FTSE 100 Dividend Index	12/20/13	$22,727

(b)	There are no upfront payments on the swap contract listed above, therefore the unrealized gain (loss) on the swap contract is equal to its market value.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2012

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 96.2%
Equity – 90.2%
23,481,051	Goldman Sachs Structured Tax-Managed Equity Fund	$269,092,844
15,275,930	Goldman Sachs Structured International Tax-Managed Equity Fund	107,695,307
2,126,396	Goldman Sachs Structured Emerging Markets Equity Fund	17,053,693
1,645,731	Goldman Sachs Structured International Small Cap Fund	13,001,277

		406,843,121

Fixed Income – 6.0%
3,234,711	Goldman Sachs High Yield Fund	23,483,998
398,666	Goldman Sachs Local Emerging Markets Debt Fund	3,715,570
1,135	Goldman Sachs Core Fixed Income Fund	12,134

		27,211,702

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 96.2%
(Cost $343,940,868)		$434,054,823

Contracts	Strike Price	Expiration Date	Value
Option Purchased – 0.2%
S&P 500 Index Put Option
128	$1,400	12/22/12	$717,056
(Cost $688,896)

Shares	Description	Value
Exchange Traded Fund – 1.3%
252,770	SPDR S&P Bank Fund	$5,710,074
(Cost $5,491,493)

TOTAL INVESTMENTS – 97.7%
(Cost $350,121,257)		$440,481,953

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		10,513,086

NET ASSETS – 100.0%		$450,995,039

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
CNY	—Chinese Yuan
GBP	—British Pound
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At August 31, 2012, the Portfolio had the following forward foreign currency exchange contract:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Capital Services, Inc.	CNY/USD	09/19/12	$3,899,681	$8,478

FUTURES CONTRACTS — At August 31, 2012, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	318	September 2012	$9,743,522	$1,208,988
Nikkei 225 Index	169	September 2012	7,516,275	425,748
TOTAL				$1,634,736

TOTAL RETURN SWAP CONTRACT — At August 31, 2012, the Portfolio had the following swap contract:

Counterparty	Notional Amount (000’s)	Reference Security	Termination Date	Unrealized Gain (Loss)(b)
Morgan Stanley & Co. International	GBP 1,260	FTSE 100 Dividend Index	12/20/13	$50,628

(b)	There are no upfront payments on the swap contract listed above, therefore the unrealized gain (loss) on the swap contract is equal to its market value.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2012

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $169,717,300 and $343,940,868)	$195,557,388	$434,054,823
Investments, at value (cost $2,850,780 and $6,180,389)	2,987,373	6,427,130
Cash(a)	3,635,309	11,272,073
Receivables:
Investments sold	956,521	—
Portfolio shares sold	—	150,000
Collateral on certain derivative contracts	—	140,000
Futures variation margin	47,319	105,190
Unrealized gain on swap contracts	22,727	50,628
Reimbursement from investment adviser	19,131	6,895
Unrealized gain on forward foreign currency exchange contracts	3,699	8,478
Other assets	590	1,232
Total assets	203,230,057	452,216,449

Liabilities:
Payables:
Amounts owed to affiliates	75,848	153,497
Portfolio shares redeemed	62,280	997,095
Accrued expenses	66,066	70,818
Total liabilities	204,194	1,221,410

Net Assets:
Paid-in capital	186,831,682	377,653,901
Undistributed net investment income	2,376	432,926
Accumulated net realized loss	(10,548,363)	(19,139,579)
Net unrealized gain	26,740,168	92,047,791
NET ASSETS	$203,025,863	$450,995,039
Net Assets:
Class A	$127,290,495	$243,892,489
Institutional	75,735,368	207,102,550
Total Net Assets	$203,025,863	$450,995,039
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	13,088,288	24,946,992
Institutional	7,757,015	21,043,899
Net asset value, offering and redemption price per share:(b)
Class A	$9.73	$9.78
Institutional	9.76	9.84

(a)	Includes restricted cash relating to initial margin requirements and collateral on futures transactions of $765,000 and $1,240,000 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $10.30 and $10.34, respectively.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2012

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$4,699,375	$8,592,634
Dividends from Unaffiliated Funds	35,299	78,394
Total investment income	4,734,674	8,671,028

Expenses:
Distribution and Service fees — Class A Shares	282,093	565,969
Management fees	270,926	601,676
Transfer Agent fees(a)	241,504	500,031
Professional fees	67,526	70,268
Custody and accounting fees	44,428	47,867
Printing and mailing costs	36,149	45,005
Registration fees	34,058	33,371
Trustee fees	15,610	16,151
Other	7,141	10,606
Total expenses	999,435	1,890,944
Less — expense reductions	(183,650)	(175,670)
Net expenses	815,785	1,715,274
NET INVESTMENT INCOME	3,918,889	6,955,754

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	(4,936,530)	(4,266,084)
Investments	(21,949)	(66,060)
Futures contracts	(564,248)	(1,280,994)
Capital gain distributions from Affiliated Underlying Funds	4,261,370	242,153
Forward foreign currency exchange contracts	46,932	112,732
Foreign currency transactions	(16,423)	(36,373)
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	11,080,328	36,208,480
Investments	294,429	656,541
Futures contracts	921,714	2,105,793
Swap contracts	22,727	50,628
Forward foreign currency exchange contracts	3,699	8,478
Foreign currency translation	(2,984)	(6,747)
Net realized and unrealized gain	11,089,065	33,728,547
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,007,954	$40,684,301

(a)	Class specific Transfer Agent fees were as follows:

	Transfer Agent Fees
Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	$214,392	$27,112
Tax-Advantaged Global Equity	430,140	69,891

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011
From operations:
Net investment income	$3,918,889	$2,854,018	$6,955,754	$4,177,100
Net realized loss	(1,230,848)	(293,176)	(5,294,626)	(911,300)
Net change in unrealized gain	12,319,913	6,430,657	39,023,173	36,072,900
Net increase in net assets resulting from operations	15,007,954	8,991,499	40,684,301	39,338,700

Distributions to shareholders:
From net investment income
Class A Shares	(3,145,048)	(1,883,724)	(3,193,242)	(2,427,936)
Institutional Shares	(2,151,392)	(1,160,654)	(2,955,554)	(2,187,533)
From net realized gains
Class A Shares	(70,490)	(343,493)	(167,113)	(718,648)
Institutional Shares	(45,892)	(182,141)	(119,000)	(457,481)
Total distributions to shareholders	(5,412,822)	(3,570,012)	(6,434,909)	(5,791,598)

From share transactions:
Proceeds from sales of shares	66,990,762	110,254,962	117,049,494	183,159,320
Reinvestment of distributions	4,924,873	2,907,910	5,815,636	4,937,316
Cost of shares redeemed	(46,838,528)	(35,513,941)	(75,969,330)	(100,340,567)
Net increase in net assets resulting from share transactions	25,077,107	77,648,931	46,895,800	87,756,069
TOTAL INCREASE	34,672,239	83,070,418	81,145,192	121,303,171

Net assets:
Beginning of year	168,353,624	85,283,206	369,849,847	248,546,676
End of year	$203,025,863	$168,353,624	$450,995,039	$369,849,847
Undistributed (distributions in excess of) net investment income	$2,376	$(1,190)	$432,926	$(450,086)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$9.23	$0.19	$0.58	$0.77	$(0.26)	$(0.01)	$—	$(0.27)
2012 - Institutional	9.27	0.23	0.57	0.80	(0.30)	(0.01)	—	(0.31)
2011 - A	8.27	0.18	1.03	1.21	(0.20)	(0.05)	—	(0.25)
2011 - Institutional	8.30	0.22	1.04	1.26	(0.24)	(0.05)	—	(0.29)
2010 - A	7.98	0.15	0.32	0.47	(0.16)	(0.02)	—	(0.18)
2010 - Institutional	8.00	0.19	0.32	0.51	(0.19)	(0.02)	—	(0.21)
2009 - A	9.12	0.11	(1.09)	(0.98)	(0.16)	—	—	(0.16)
2009 - Institutional	9.13	0.17	(1.12)	(0.95)	(0.18)	—	—	(0.18)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced April 30, 2008)	10.00	0.03	(0.80)	(0.77)	(0.08)	—	(0.03)	(0.11)
2008 - Institutional (Commenced April 30, 2008)	10.00	0.07	(0.83)	(0.76)	(0.08)	—	(0.03)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Annualized.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$9.73	8.51%	$127,290	0.60%		0.70%		2.02%		32%
9.76	8.79	75,735	0.20		0.30		2.42		32
9.23	14.52	102,498	0.60		0.73		1.91		25
9.27	15.01	65,856	0.20		0.33		2.28		25
8.27	5.80	54,481	0.60		0.78		1.74		42
8.30	6.31	30,802	0.20		0.38		2.18		42
7.98	(10.53)	32,912	0.60		1.56		1.67		75
8.00	(10.11)	22,764	0.20		1.16		2.45		75

9.12	(7.70)	4,043	0.60	(f)	4.05	(f)	1.00	(f)	9
9.13	(7.58)	20,332	0.20	(f)	3.65	(f)	2.13	(f)	9

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$8.98	$0.15		$0.79	$0.94	$(0.13)	$(0.01)	$(0.14)
2012 - Institutional	9.04	0.17		0.81	0.98	(0.17)	(0.01)	(0.18)
2011 - A	7.84	0.10		1.19	1.29	(0.12)	(0.03)	(0.15)
2011 - Institutional	7.89	0.14		1.19	1.33	(0.15)	(0.03)	(0.18)
2010 - A	7.78	0.11		0.10	0.21	(0.13)	(0.02)	(0.15)
2010 - Institutional	7.82	0.14		0.10	0.24	(0.15)	(0.02)	(0.17)
2009 - A	9.25	0.08		(1.44)	(1.36)	(0.11)	—	(0.11)
2009 - Institutional	9.27	0.13		(1.47)	(1.34)	(0.11)	—	(0.11)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced April 30, 2008)	10.00	—	(f)	(0.75)	(0.75)	—	—	—
2008 - Institutional (Commenced April 30, 2008)	10.00	0.01		(0.74)	(0.73)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$9.78	10.52%	$243,892	0.60%		0.65%		1.62%		24%
9.84	11.02	207,103	0.20		0.25		1.88		24
8.98	16.41	222,002	0.60		0.66		1.05		23
9.04	16.89	147,848	0.20		0.26		1.46		23
7.84	2.56	191,008	0.60		0.69		1.30		23
7.89	2.94	57,539	0.20		0.29		1.73		23
7.78	(14.61)	120,898	0.60		1.11		1.12		52
7.82	(14.16)	28,022	0.20		0.71		1.85		52

9.25	(7.40)	20,710	0.60	(g)	3.25	(g)	(0.05	)(g)	15
9.27	(7.30)	8,536	0.20	(g)	2.85	(g)	0.33	(g)	15

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated funds (“Unaffiliated Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds’, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV of the investment company on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Portfolios agree to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolios deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolios equal to the daily change in the

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

iii.  Options — When the Portfolios write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by the Portfolios, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms.

iv.  Swap Contracts — Swaps are marked to market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A total return swap is an agreement that gives a Portfolio the right to receive the appreciation in the value of a specified security, index or other instrument. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2012:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$183,268,648	$—	$—
Fixed Income Underlying Funds	12,288,740	—	—
Exchange Traded Fund	2,662,457	—	—
Total	$198,219,845	$—	$—

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ENHANCED DIVIDEND GLOBAL EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Futures Contracts(a)	$740,045	$—	$—
Option Purchased	324,916
Forward Foreign Currency Exchange Contracts(a)	—	3,699	—
Total Return Swap Contract(a)	—	22,727	—
Total	$1,064,961	$26,426	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$406,843,121	$—	$—
Fixed Income Underlying Funds	27,211,702	—	—
Exchange Traded Fund	5,710,074	—	—
Total	$439,764,897	$—	$—

Derivative Type
Assets
Futures Contracts(a)	$1,634,736	$—	$—
Option Purchased	717,056
Forward Foreign Currency Exchange Contracts(a)	—	8,478	—
Total Return Swap Contract(a)	—	50,628	—
Total	$2,351,792	$59,106	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of August 31, 2012. These instruments were used to meet the Portfolios’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity

Risk	Statements of Assets and Liabilities	Assets
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$3,699
Equity	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	1,087,688	(a)
Total		$1,091,387

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

Tax-Advantaged Global Equity

Risk	Statements of Assets and Liabilities	Assets
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$8,478
Equity	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	2,402,420	(a)
Total		$2,410,898
(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$46,932	$3,699	2
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	(564,248)	957,201	323
Total		$(517,316)	$960,900	325

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$112,732	$8,478	2
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	(1,280,994)	2,184,581	714
Total		$(1,168,262)	$2,193,059	716

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio’s Class A Shares, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A Shares. The Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge. During the fiscal year ended August 31, 2012, Goldman Sachs advised that it did not retain any Class A front end sales charges.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense reimbursements will remain in place through at least December 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses.

For the fiscal year ended August 31, 2012, these expense reductions, including Other Expense reimbursements, were approximately $184,000 and $176,000 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

As of August 31, 2012, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

Portfolio	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Enhanced Dividend Global Equity	$26	$27	$23	$76
Tax-Advantaged Global Equity	57	51	45	153

F.  Line of Credit Facility — As of August 31, 2012, the Portfolios participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2012, the Portfolios did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2012, Goldman Sachs earned approximately $4,100 and $9,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these affiliated Funds for the fiscal year ended August 31, 2012 (in thousands):

Enhanced Dividend Global Equity
Underlying Funds	Market Value 8/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$771	$6	$(772)	$2	$(2)	$5	$1	$—
Goldman Sachs High Yield Fund	8,148	8,450	(6,624)	(296)	895	10,573	708	104
Goldman Sachs International Equity Dividend and Premium Fund	40,892	22,109	(9,891)	(2,256)	(2,054)	48,800	1,433	1,989
Goldman Sachs Local Emerging Markets Debt Fund	—	1,791	(145)	(2)	67	1,711	73	4
Goldman Sachs Structured Emerging Markets Equity Fund	6,572	3,197	(1,742)	(269)	(110)	7,648	128	—
Goldman Sachs Structured International Small Cap Fund	4,916	2,527	(1,403)	(177)	6	5,869	131	—
Goldman Sachs Structured Small Cap Equity Fund	16,142	7,680	(5,755)	(499)	2,048	19,616	208	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	84,297	37,591	(29,343)	(1,440)	10,230	101,335	2,017	2,164
Total	$161,738	$83,351	$(55,675)	$(4,937)	$11,080	$195,557	$4,699	$4,261

Tax-Advantaged Global Equity
Underlying Funds	Market Value 8/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$1,631	$29	$(1,650)	$5	$(3)	$12	$3	$—
Goldman Sachs High Yield Fund	17,697	17,246	(12,759)	(489)	1,789	23,484	1,574	233
Goldman Sachs Local Emerging Markets Debt Fund	—	3,887	(303)	(5)	137	3,716	160	9
Goldman Sachs Structured Emerging Markets Equity Fund	14,264	6,159	(2,500)	(294)	(575)	17,054	294	—
Goldman Sachs Structured International Small Cap Fund	10,687	4,642	(1,846)	(191)	(291)	13,001	302	—
Goldman Sachs Structured International Tax-Managed Equity Fund	89,401	38,431	(17,156)	(2,614)	(367)	107,695	3,020	—
Goldman Sachs Structured Tax-Managed Equity Fund	218,898	74,546	(59,191)	(678)	35,518	269,093	3,240	—
Total	$352,578	$144,940	$(95,405)	$(4,266)	$36,208	$434,055	$8,593	$242

*	Includes reinvestment of distributions.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds and long-term securities for the fiscal year ended August 31, 2012, were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$84,350,597	$55,775,519
Tax-Advantaged Global Equity	146,940,434	95,706,105

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from ordinary income	$5,412,822	$6,434,909

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from ordinary income	$3,570,012	$5,791,598

As of August 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$6,075	$441,404
Undistributed long-term capital gains	1,688,998	—
Total undistributed earnings	$1,695,073	$441,404
Capital loss carryforwards:
Perpetual short-term	$—	$(160,645)
Timing differences (Qualified Late Year Loss Deferral)	(37,297)	(78,703)
Unrealized gains — net	14,536,405	73,139,082
Total accumulated earnings — net	$16,194,181	$73,341,138

As of August 31, 2012, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$184,559,003	$368,567,580
Gross unrealized gain	27,373,350	90,360,696
Gross unrealized loss	(13,387,592)	(18,446,323)
Net unrealized security gain	$13,985,758	$71,914,373
Net unrealized gain on other investments	550,647	1,224,709
Net unrealized gain	$14,536,405	$73,139,082

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures, options and foreign currency contracts.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from differences in the tax treatment of Underlying Fund investments and foreign currency transactions.

	Accumulated Net Realized Gains (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Dividend Global Equity	$(1,381,117)	$1,381,117
Tax-Advantaged Global Equity	(76,054)	76,054

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2012, the Enhanced Dividend Global Equity Portfolio invested 49.9% and 24.0% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the S&P 500 Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

As of August 31, 2012, the Tax-Advantaged Global Equity Portfolio invested 59.7% and 23.9% of its net assets in the Goldman Sachs Structured Tax-Managed Equity Fund (the “Structured Tax-Managed Equity Fund”) and the Goldman Sachs Structured International Tax-Managed Equity Fund (the “Structured International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The Structured International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

8. OTHER RISKS (continued)

industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Liquidity Risk — An Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.

Investing in foreign markets by the Portfolios and the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Portfolios’ financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Portfolios currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Portfolios’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,522,941	$51,013,512	7,543,511	$73,754,379
Reinvestment of distributions	350,174	3,215,538	214,479	2,076,084
Shares redeemed	(3,887,500)	(35,442,181)	(3,241,959)	(30,890,291)
	1,985,615	18,786,869	4,516,031	44,940,172
Institutional Shares
Shares sold	1,686,825	15,977,250	3,807,247	36,500,583
Reinvestment of distributions	185,877	1,709,335	85,370	831,826
Shares redeemed	(1,221,613)	(11,396,347)	(498,247)	(4,623,650)
	651,089	6,290,238	3,394,370	32,708,759
NET INCREASE	2,636,704	$25,077,107	7,910,401	$77,648,931

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:
	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,894,969	$63,944,467	8,677,529	$80,970,161
Reinvestment of distributions	382,556	3,360,355	298,978	2,762,554
Shares redeemed	(7,043,808)	(64,067,163)	(8,632,484)	(77,024,998)
	233,717	3,237,659	344,023	6,707,717
Institutional Shares
Shares sold	5,679,749	53,105,027	11,242,289	102,189,159
Reinvestment of distributions	278,499	2,455,281	234,197	2,174,762
Shares redeemed	(1,263,048)	(11,902,167)	(2,419,869)	(23,315,569)
	4,695,200	43,658,141	9,056,617	81,048,352
NET INCREASE	4,928,917	$46,895,800	9,400,640	$87,756,069

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Global Tax-Aware Equity Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (collectively the “Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the transfer agent, custodian, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2012

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2012 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/12	Ending Account Value 8/31/12		Expenses Paid for the 6 Months Ended 8/31/12*	Beginning Account Value 3/01/12	Ending Account Value 8/31/12		Expenses Paid for the 6 Months Ended 8/31/12*
Class A
Actual	$1,000	$997.60		$5.99	$1,000	$1,004.10		$6.01
Hypothetical 5% return	1,000	1,019.14	+	6.06	1,000	1,019.14	+	6.06
Institutional
Actual	1,000	998.50		2.00	1,000	1,007.20		2.01
Hypothetical 5% return	1,000	1,023.14	+	2.02	1,000	1,023.14	+	2.02

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	0.60%	0.20%
Tax-Advantaged Global Equity	0.60	0.20

+	Hypothetical expenses are based on each Portfolio's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity and Goldman Sachs Tax-Advantaged Global Equity Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (“Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of groups of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:
(i)	the relative management fee and expense levels of the Portfolios as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Portfolios and/or Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Portfolios and the Underlying Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Portfolios, the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of the Portfolios to their peers using rankings compiled by the Outside Data Provider as of December 31, 2011. The information on each Portfolio’s investment performance was provided for the one- and three-year periods ended December 31, 2011. The Trustees also reviewed each Portfolio’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that the Tax-Advantaged Global Equity Portfolio outperformed its benchmark index for the one-year period, and underperformed its benchmark index for the three-year period ended March 31, 2012. They observed that the Enhanced Dividend Global Equity Portfolio underperformed its benchmark index for the one- and three-year periods ended March 31, 2012. They further observed that the Investment Adviser had made a significant effort to enhance the senior management of the portfolio management team in 2011. They also noted the team’s long history of strategically reallocating the Portfolios’ investments in Underlying Funds and its recent undertaking to enhance its investment models to strengthen performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a four-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels, and to waive portions of management fees paid by certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Portfolios themselves do not have breakpoints in their management fee schedules, but that the benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that those participating Underlying Funds also benefited from the securities lending program.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolios’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2013.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); and was formerly Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	109	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2012, the Trust consisted of 95 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2012, 52.31%, and 47.68% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2012, the total amount of income received by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.0866 and $0.0895 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios was 26.65%, and 40.22%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios to such countries was $0.0088, and $0.0086 per share, respectively.

For the fiscal year ended August 31, 2012, the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios designate 100% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2012, the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios designate $115,167, and $285,808, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $716.1 billion in assets under management as of June 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]

Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. Performance information prior to this date reflects the Fund’s former investment objective and policies.

[4]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.  200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s Web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of August 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2012 Goldman Sachs. All rights reserved. 84088.MF.MED.TMPL/10/2012 TAGEDGAR12/1.2K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,865,276	$2,621,427	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$37,500	Other attest services.

Tax Fees:

• PwC	$661,025	$750,377	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,063,422	$1,339,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2012 and August 31, 2011 were approximately $661,025 and $787,877 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 31, 2012